Exhibit 99.5

Item 4. Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) from September through October 2016 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

AMC was requested to perform the Review on a number of loans that was specified by the Client across various review scopes as detailed in Section 5. The preliminary data tape provided to AMC consisted of 605 loans of which AMC pulled a random sample to meet the 95% confidence level on the 1-4 family properties, a random sample to meet the 95% confidence level on the commercial loans, and an additional sample of all loans seasoned over 12 months. After making these selections, AMC was informed that two (2) loans had been dropped from the selected population and two (2) more loans were selected to replace these loans. Overall, AMC reviewed a total of 316 loans for a guideline, data integrity, and occupancy review and 173 loans for a non-owner occupancy only review. In addition, AMC completed a pay history and collection comment review on 26 loans.

After the completion of the diligence 34 loans were dropped across all review scopes as follows: (i) twenty-nine (29) for missed payments, (ii) four (4) due to being paid-in-full, and one (1) due to a BPO variance. Of the loans that were dropped from the securitization, twenty (20) were removed from the guideline/data integrity review population (14 were Investor 1-4 Family; 6 were Small Balance Commercial) reducing the review population to 296 loans. In addition, eight (8) loans were removed from the non-owner occupancy review reducing the review population to 165 loans. Finally, seven (7) loans were removed from the pay history and comment review (please note that one (1) loan was removed was in both the pay history and comment review and the guideline review) reducing the review population to 19 loans.

The Review totals, for loans within the final securitization population, were as follows (any references to number of months are based upon the number of months that a loan may have been seasoned at the time of the Review and not as of the date of this disclosure):

Review	Sample Size / Property Type	Review Population*	Pool Population**	% Population
Guideline Review (including Data Integrity)	Small Bal CRE	134	241	55.60%
	Investor 1-4 Fam	162	327	49.54%

Total Guideline Review		296	568	52.11%

Review	Sample Size / Property Type	Review Population*	Pool Population**	% Population
Non-Owner Occupancy (“NOO”)	100% Investor 1-4 Fam (not in Guideline Review)	165	165	100.00%
NOO Review		165	165	100.00%

Review	Sample Size / Property Type	Review Population*	Pool Population**	% Population
Servicing Review	Small Bal CRE >= 6 months	2	21	9.52%
	Investor 1-4 Fam >= 6 months	17	45	37.78%

Total Servicing Review		19	66	28.79%

*	Excludes from the count any loans that may have been reviewed but were dropped from the final securitization population.
**	The Pool Population excludes loans that were dropped from the final securitization population. The Pool Populations are based on numbers provided to AMC as of the date herein. AMC makes no representation or provides any warranty that these populations were final.

(3) Determination of the sample size and computation.

Kroll Bond Rating Agency, Inc. (“Kroll”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. Kroll is aware of the sample size covered during the Review.

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(4) Quality or integrity of information or data about the assets: review and methodology.

AMC collected data fields during the course of the review and compared it to the tape provided by the Client. The data reconciliation, where such information was available, involved sixty-four (64) potential fields as listed below:

Vcc Lnnum	First Rt Chng Dt	Prop City	Recourse Pct	Maturity Dt Curr
Loan Amount	First Pmnt Chng Dt	Prop St	Prepay Type	Amort Type
Rate Orig	Max 1st Adjust	Prop Zip	Prepay Term	Mod Loan Amnt
Next Due	Initial Adj Rt	Sales Price	IO Flag	Mod Rate
Pay 1	Per Cap	Appraised Value Orig	IO Term	Mod Amort Type
Note Date	Floor	Occ Pct Orig	Balloon Flag	Mod Pay1
Maturity Dt Orig	Lol Adj Cap	Secondarymtg Amnt	Balloon Ext Opt (Y/N)	Mod IO Flag
Fixed Period	LoL Rate Cap	LTV Orig	Balloon Ext Opt Term	Mod P and I
Amort	Lien	P and I Orig	Draw (Y/N)	Mod Loan Term
Loan Term Orig	Loan Purpose	NOI VCC Yr	Original Draw Amt	Mod Exp Dt
Margin	Occ Status	FICO	Stab Apr Value	Mod Dt
Index Type	Prop Type	DCR UW VCC	Mod Now	Def Prin Bal
Adj Period	Units	Environmental	Mod Status

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered in four scopes as follows: (i) Guideline Review, (ii) Limited Non-Owner Occupancy Certification Review, (iii) Data Integrity Review, and (iv) Servicing Review. The details of each scope of review and the number of loans falling into a particular scope are covered below and in Section 8.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*

Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1

Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation

Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage

VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*

Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan

Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*

Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

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For this review, the procedures included:

•	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.

•	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.

•	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

•	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.

•	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.

•	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

•	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

•	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.

•	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.

•	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

•	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

•	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

•	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

•	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Limited Non-Owner Occupancy Certification Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report

Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

•	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, trust, et.al.) or an Individual(s).

•	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

•	Reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s).

•	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

•	Reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

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•	Verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present.

•	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

•	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC ordered 193 secondary valuation products and compared the values received versus the origination appraisal. Variances over 10% would result in an adverse event level on the loan. These secondary valuation products represented 42 BPOs (10 of which ended up being on loans that were dropped) and 151 CDAs (6 of which ended up on loans that were dropped).

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

In addition to the procedures under Section 5, AMC conducted the following supplemental reviews:

Data Integrity Review

For the loans in the Guideline Review population, data points were reviewed between the data tape and the data collected by AMC. The results of that comparison are provided below.

Servicing Review

For this review, AMC conducted the following procedures: (i) collection comments review for summary and analysis, (ii) twelve (12) month payment history review for summary and analysis, (iii) for performing loans, providing summary comments and analysis to support whether the borrower will continue to perform, (iv) for non-performing loans, providing summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future, and (v) noting other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

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Item 5. Summary of findings and conclusions of review

AMC’s reviews resulted in twenty-two (22) exceptions that would have resulted in a “C” NRSRO grade. Of the 22 “C” grades, twenty (20) were due to a value variance of greater than 10% between the origination appraisal and a subsequent valuation product and two (2) were due to the BPO value being less than the Appraised value by at least 10%. In addition, 41 credit exceptions were waived by Client as is discussed in greater detail below.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

GUIDELINE REVIEW RESULTS SUMMARY

AMC conducted a Guideline Review on 316 loans; however, that sample was reduced to 296 (a reduction of 20 loans) in the final securitization population. Within this final 296 loan population there were 41 credit exceptions that were waived by the Client. The exceptions that were waived included: twenty-four (24) credit score exceptions, eight (8) missing documents for Verification of Rent of Verification of Mortgage exceptions, three (3) exceptions for insufficient trade-lines per credit guidelines, one (1) exception for derogatory consumer credit outside of credit guidelines, one (1) cash out exception, one (1) appraisal age exception, one (1) reserve exception, one (1) insufficient hazard insurance exception, and one (1) exception for a LTV that didn’t meet guidelines. AMC does not know if a representation or warranty was made by the Client with regard to these exceptions and AMC makes no representation or provides any warranty regarding the potential impact to the securitization resulting from the waiving of such exceptions.

NON-OWNER OCCUPIED RESULTS SUMMARY

AMC reviewed 173 loans within the NOO sample. Within this sample all loans either had no exceptions or had exceptions (26 total exceptions) that were subsequently cleared. After the completion of AMC’s review, eight (8) of these loans were dropped from the securitization population.

VALUATION RESULTS SUMMARY

AMC ordered a valuation product on 193 loans; however, sixteen (16) loans in that population were dropped from the review. Only one loan was communicated to have been dropped from the securitization due to a valuation related reason. The remaining loans were dropped due to non-valuation related considerations.

The final population included in the securitization population included 177 loans. Of these 177 loans, 22 had exceptions where the value variance was greater than 10% between the origination appraisal and the subsequent product (20 loans) or the BPO value was less than the Appraised value by at least 10% (2 loans).

SERVICING REVIEW SUMMARY

The servicing review was conducted on 26 loans; however, seven (7) loans were dropped from the final securitization population. The collection comment portion contained EV1 grades for all nineteen (19) loans in the final securitization population. The payment history portion showed that all loans were in a current status as of the date of the review; however, three (3) loans exhibited at least one delinquency during the proceeding twelve (12) month period.

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DATA INTEGRITY REVIEW RESULTS SUMMARY

A tape integrity review was conducted by AMC utilizing data that was captured by AMC during the Guideline Review and comparing such information to the securitization tape. In total, there were no data variances.

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ADDITIONAL LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 296 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION ONLY. IN TOTAL, 316 LOANS WERE REVIEWED IN THE GUIDELINE REVIEW POPULATION; HOWEVER, 20 LOANS WERE DROPPED.

Purpose	# of Loans	Percentage of Loans
Refinance	216	72.97%
Purchase	80	27.03%

Amortization Type	# of Loans	Percentage of Loans
ARM	296	100.00%

Lien Position	# of Loans	Percentage of Loans
1st	296	100.00%

Amortization Term	# of Loans	Percentage of Loans
181-240 Months	1	0.34%
241-360 Months	295	99.66%

*	Percentages may not sum to 100% due to rounding.

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